Exhibit 10.5
EXECUTION VERSION
CONFIDENTIAL

SECOND AMENDMENT TO TRANSITION SERVICES AGREEMENT AND WAIVER
This SECOND AMENDMENT TO TRANSITION SERVICES AGREEMENT AND WAIVER, dated as of May 5, 2015 (this “Second Amendment and Waiver”), is entered into by and between Anheuser-Busch InBev SA/NV, a public company organized under the laws of Belgium (“Seller”), and Constellation Brands, Inc., a Delaware corporation (the “Purchaser” and, together with Seller, each a “Party” and collectively, the “Parties”).
W I T N E S S E T H:
WHEREAS, Seller and Purchaser are parties to that certain Transition Services Agreement, dated as of June 7, 2013 (the “Original Execution Date”) (as amended by that certain First Amendment to Transition Services Agreement, dated as of December 16, 2014, and as may be further amended, modified or supplemented from time to time in accordance with its terms, the “Agreement”);
WHEREAS, Seller and Purchaser, having collectively the requisite power and authority to amend the Agreement, desire to amend the Agreement as provided in this Second Amendment and Waiver; and
WHEREAS, each of the Parties desires to make certain acknowledgments and waive certain rights under Schedule 3.02(a)(i) of the Agreement (as applicable) with respect to the Monthly Bottle Allocation for the months of [****] as provided in this Second Amendment and Waiver.
NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree:
1.    Definitions. Capitalized terms used but not defined herein shall have the same meanings given to them in the Agreement, unless context otherwise requires.
2.    Waiver. Effective as of the date hereof, (i) each of the Parties acknowledges and agrees that for [****], the Company did not order and ABI did not deliver, the volumes for bottles set forth in the Agreement, and (ii) ABI waives its rights under Schedule 3.02(a)(i) of the Agreement solely with respect to Purchaser’s obligations to pay the Price specified in the Agreement for Monthly Bottle Allocation for the months of [****], and the Company waives its rights under the Agreement to receive the volumes set forth in the Agreement for [****]. Rather, it is acknowledged and agreed that the actual volume of bottles ordered by the Company and delivered by ABI for the months of [****] are as set forth on Annex A of this Second Amendment and Waiver.
3.    Amendments to the Agreement.
(a)    Effective as of the date hereof, Annex A of this Second Amendment and Waiver shall be attached to the Agreement as a new Schedule 3.02(a)(iii) to the Agreement.

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b)    Effective as of [****], paragraph (c) of the “Volume Requirement” section of Schedule 3.02(a)(i) to the Agreement is hereby amended by appending the following at the end of that paragraph:
[****]
(c)    Effective as of the date hereof, Section 2.04(e) shall be amended by entirely deleting such section and replacing it with the following:
“(e)    with respect to each Supply Service, the date that is 36 months from the date of this Agreement, except with respect to the Supply Service in regards of glass bottles, which shall terminate as of [****].”
4.    Effect of Amendment. This Second Amendment and Waiver shall not constitute an amendment or waiver of any provision of the Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with its terms and for the avoidance of doubt, (a) all references in the Agreement to “the date hereof”, “herein” or “the date of this Agreement” shall refer to the Original Execution Date and (b) any representations and warranties set forth in the Agreement made by Purchaser and Seller shall not change as a result of the execution of this Second Amendment and Waiver and shall be made as of the Original Execution Date, in each of the foregoing clauses (a) and (b) unless expressly indicated otherwise in this Second Amendment and Waiver.
5.    General Provisions. Sections 1.02, 7.02, 7.03, 7.05, 7.06. 7.07, 7.08, 7.09, 7.12 and 7.13 of the Agreement shall apply, mutatis mutandis, to this Second Amendment and Waiver.

[Signature Page Follows]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed or caused this Second Amendment and Waiver to be duly executed as of the date first written above.

ANHEUSER-BUSCH INBEV SA/NV

By:	/s/ Jo Van Biesbroeck
	Name:	Jo Van Beisbroeck
	Title:	Chief Strategy Officer

By:	/s/ Benoit Loore
	Name:	Benoit Loore
	Title:	VP Corporate Governance Assistant Corporate Secretary

CONSTELLATION BRANDS, INC.

By:	/s/ F. Paul Hetterich
	Name:	F. Paul Hetterich
	Title:	Executive Vice President, Business Development and Corporate Strategy

[Signature Page to Second Amendment to Transition Services Agreement and Waiver]

ANNEX A
SCHEDULE 3.02(a)(iii)
Monthly Bottle Allocation

Month	Number of [****] Bottles	Number of [****] Bottles
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated with brackets containing asterisks. As part of our confidential treatment request, a complete version of this exhibit has been filed separately with the Securities and Exchange Commission.